Exhibit 10.9

TMG B.V.

STOCK OPTION PLAN

OPTION AGREEMENT

(Non-Statutory)

Name of Holder:	Date of Grant:

Number of Shares Covered:	Vesting Commencement Date:

Exercise Price Per Share:	Expiration Date:

Vesting/Exercise Schedule (Cumulative):

Date(s) of Vesting	Number of Shares as to Which Option Becomes Exercisable

TMG B.V. (the “Company”), pursuant to its Stock Option Plan (the “Plan”), hereby grants to the Holder identified above a Time Vested Option to purchase the number of shares of Stock set forth above.  The Option is subject to all of the terms and conditions set forth herein as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.  In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, this Agreement shall govern and control.

Vesting Schedule:

Subject to the Holder’s continued employment or service through the applicable vesting date, the Option shall vest and become exercisable in accordance with Section 5(e)(ii) of the Plan and the schedule set forth above.

Exercise of Option:	Section 5(d) of the Plan regarding methods of exercise is incorporated herein by reference and made a part hereof. Holder will provide any such notice of exercise as may be required by the Committee.

Upon exercise of Options, the Holder will be required to satisfy applicable withholding tax obligations as provided in Section 14 of the Plan.

Termination of Employment or Service:	Section 5(g) of the Plan regarding treatment of Options upon termination of the Holder’s employment or service is incorporated herein by reference and made a part hereof.

Restrictions on Shares and Voting Proxy:	Section 6 of the Plan regarding restrictions on shares of Stock is incorporated herein by reference and made a part hereof.

Additional Terms:	This Option shall be subject to the following additional terms:

Option shall be exercisable in whole shares of Stock only.

This Option shall cease to be exercisable as to any share of Stock when the Holder purchases the share of Stock or when the Option otherwise expires.

This Option is not intended to be an incentive stock option under Section 422 of the U.S. Internal Revenue Code of 1986, as amended.

This Option Agreement does not confer upon the Holder any right to continue as an employee or service provider of the Company or its Affiliates.

This Option Agreement shall be construed and interpreted in accordance the laws of the Netherlands, without regard to the principles of conflicts of law thereof.

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS OPTION AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THE OPTION AGREEMENT AND THE PLAN.

TMG B.V.		HOLDER

By:		By:
Signature		Signature
Title:	Duly Authorized Representative

Date:		Date: